SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-58542)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 55   [X]
and
REGISTRATION STATEMENT (No. 811-2737)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 55 [X]
Fidelity Summer Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on (June 26, 1998) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY CAPITAL & INCOME FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1......................................  COVER PAGE

2A....................................   EXPENSES

   B, C...............................   CONTENTS; THE FUNDS AT A GLANCE; WHO MAY WANT TO
                                         INVEST

3A....................................   FINANCIAL HIGHLIGHTS

   B...................................  *

   C, D.............................     PERFORMANCE

4A   I..............................     CHARTER

      II...............................  THE FUNDS AT A GLANCE; INVESTMENT PRINCIPLES AND
                                         RISKS

   B...................................  INVESTMENT PRINCIPLES AND RISKS

   C...................................  WHO MAY WANT TO INVEST; INVESTMENT PRINCIPLES AND
                                         RISKS

5A....................................   CHARTER

   B   I..............................   COVER PAGE; THE FUNDS AT A GLANCE; CHARTER; DOING
                                         BUSINESS WITH FIDELITY

       II..............................  CHARTER

      III.............................   EXPENSES; BREAKDOWN OF EXPENSES

  C................................      CHARTER

  D................................      CHARTER; BREAKDOWN OF EXPENSES

  E....................................  COVER PAGE; CHARTER

  F....................................  EXPENSES

 G   I..............................     CHARTER

     II...............................   *

5A..................................     PERFORMANCE

6A I.................................    CHARTER

     II................................  HOW TO BUY SHARES; HOW TO SELL SHARES; TRANSACTION
                                         DETAILS; EXCHANGE RESTRICTIONS

    III................................  CHARTER

    B..................................  *

    C..................................  TRANSACTION DETAILS; EXCHANGE RESTRICTIONS

    D..................................  *

    E..................................  COVER PAGE; DOING BUSINESS WITH FIDELITY; HOW TO
                                         BUY SHARES; HOW TO SELL SHARES; INVESTOR SERVICES

    F, G..............................   DIVIDENDS, CAPITAL GAINS, AND TAXES

    H..............................      *

7  A..................................   COVER PAGE; CHARTER

    B.................................   EXPENSES; HOW TO BUY SHARES; TRANSACTION DETAILS

    C..................................  *

    D..................................  HOW TO BUY SHARES

    E..................................  *

    F................................    BREAKDOWN OF EXPENSES

8......................................  HOW TO SELL SHARES; INVESTOR SERVICES; TRANSACTION
                                         DETAILS; EXCHANGE RESTRICTIONS

9......................................  *


*  Not Applicable
FIDELITY CAPITAL & INCOME FUND
CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,  11.............................     COVER PAGE

12....................................   DESCRIPTION OF THE TRUSTS

13A - C............................      INVESTMENT POLICIES AND LIMITATIONS

    D..................................  PORTFOLIO TRANSACTIONS

14A - C............................      TRUSTEES AND OFFICERS

15A, B.............................      *

      C................................  TRUSTEES AND OFFICERS

16A I................................    FMR, PORTFOLIO TRANSACTIONS

       II..............................  TRUSTEES AND OFFICERS

      III..............................  MANAGEMENT CONTRACTS

     B.................................  MANAGEMENT CONTRACTS

     C, D.............................   CONTRACTS WITH FMR AFFILIATES

     E..............................     *

     F..............................     DISTRIBUTION AND SERVICE PLANS

     G..............................     *

     H..............................     DESCRIPTION OF THE TRUSTS

     I...............................    CONTRACTS WITH FMR AFFILIATES

17A - C...........................       PORTFOLIO TRANSACTIONS

     D...............................    PORTFOLIO TRANSACTIONS

     E...............................    *

18A................................      DESCRIPTION OF THE TRUSTS

     B...............................    *

19A................................      ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION
                                         INFORMATION

     B...............................    ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION
                                         INFORMATION; VALUATION

     C...............................    *

20..................................     DISTRIBUTIONS AND TAXES

21A, B............................       CONTRACTS WITH FMR AFFILIATES

     C...............................    *

22A................................      *
    B................................    PERFORMANCE

23..................................     FINANCIAL STATEMENTS


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated June 26, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call
Fidelity   (registered trademark)     at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
The funds may invest significantly in lower-quality debt securities, sometimes called "junk bonds." These securities carry greater risks, such as the risk of default, than other debt securities.
FIDELITY
CAPITAL & INCOME
FUND
(FUND NUMBER 038, TRADING SYMBOL FAGIX)
CAPITAL & INCOME SEEKS
INCOME AND CAPITAL GROWTH
BY INVESTING MAINLY IN DEBT
AND EQUITY SECURITIES, WITH
AN EMPHASIS ON
LOWER-QUALITY DEBT
SECURITIES.
   FIDELITY
HIGH INCOME
FUND (FORMERLY SPARTAN(REGISTERED TRADEMARK)
HIGH INCOME FUND)
(FUND NUMBER 455, TRADING SYMBOL SPHIX)
HIGH INCOME SEEKS HIGH
CURRENT INCOME BY
INVESTING MAINLY IN
HIGH-YIELDING DEBT
SECURITIES, WITH AN
EMPHASIS ON LOWER-QUALITY
   DEBT     SECURITIES.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
   CAI/SPH-PRO-0698

   704233
PROSPECTUS
JUNE 26, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS


KEY FACTS            5    THE FUNDS AT A GLANCE

                     5    WHO MAY WANT TO INVEST

                     6    EXPENSES EACH FUND'S YEARLY OPERATING
                          EXPENSES.

                     7    FINANCIAL HIGHLIGHTS A SUMMARY OF
                          EACH FUND'S FINANCIAL DATA.

                     9    PERFORMANCE HOW EACH FUND HAS DONE
                          OVER TIME.

THE FUNDS IN DETAIL  10   CHARTER HOW EACH FUND IS ORGANIZED.

                     11   INVESTMENT PRINCIPLES AND RISKS EACH
                          FUND'S OVERALL APPROACH TO INVESTING.

                     14   BREAKDOWN OF EXPENSES HOW
                          OPERATING COSTS ARE CALCULATED AND WHAT
                          THEY INCLUDE.

YOUR ACCOUNT              DOING BUSINESS WITH FIDELITY

                          TYPES OF ACCOUNTS DIFFERENT WAYS TO
                          SET UP YOUR ACCOUNT, INCLUDING
                          TAX-ADVANTAGED RETIREMENT PLANS.

                          HOW TO BUY SHARES OPENING AN
                          ACCOUNT AND MAKING ADDITIONAL
                          INVESTMENTS.

                          HOW TO SELL SHARES TAKING MONEY OUT
                          AND CLOSING YOUR ACCOUNT.

                          INVESTOR SERVICES SERVICES TO HELP YOU
                          MANAGE YOUR ACCOUNT.

SHAREHOLDER AND      22   DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES          AND TAXES

                     23   TRANSACTION DETAILS SHARE PRICE
                          CALCULATIONS AND THE TIMING OF PURCHASES
                          AND REDEMPTIONS.

                     24   EXCHANGE RESTRICTIONS

                     24   APPENDIX

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the
management arm of Fidelity Investments   (registered trademark)    ,
which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
CAPITAL & INCOME
GOAL: Income and capital growth.
STRATEGY: Invests mainly in debt securities and common and preferred stocks, with an emphasis on lower-quality debt securities.
SIZE: As of April 30, 1998, the fund had    over $2.3 billion in
assets.
HIGH INCOME
GOAL: High current income.
STRATEGY: Invests mainly in high-yielding debt securities, with an emphasis on lower-quality debt securities.
SIZE: As of April 30, 1998, the fund had    over $3.1 billion in
assets.
WHO MAY WANT TO INVEST
   The funds may be appropriate for long    -term, aggressive
investors who understand the potential risks and rewards of investing
in lower-quality debt, including defaulted securities    and equity
securities    . Investors must be willing to accept the funds' greater
price movements and credit    risks.
   Capital & Income i    s designed for those who want both income and
capital growth from a portfolio of debt and equity investments with a
focus on    lower-quality debt securities.
   High Income is designed for those wh    o want high current income
with some potential for capital growth from a portfolio    consisting
mainly     of lower-quality debt securities.
   THE SPECTRUM OF
   FIDELITY FUNDS
   Broad categories of Fidelity
   funds are presented here in
   order of ascending risk.
   Generally, investors seeking to
   maximize return must assume
   greater risk. The funds in this
   prospectus are in the INCOME
   category.
   (solid bullet) MONEY MARKET Seeks
   income and stability by
   investing in high-quality,
   short-term investments.
   (right arrow) INCOME Seeks income by
   investing in bonds.
   (solid bullet) GROWTH AND INCOME Seeks
   long-term growth and income
   by investing in stocks and
   bonds.
   (solid bullet) GROWTH Seeks long-term
   growth by investing mainly in
   stocks.
   (checkmark)
   The value of the funds' investments a    nd the income they
generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below
$2,500. See "Transaction Details," page        , for an explanation of
how and when these charges apply.
SALES CHARGE ON PURCHASES             NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON REDEMPTIONS  NONE

REDEMPTION FEE (TRADING FEE)
FOR FIDELITY CAPITAL & INCOME FUND    1.50%
ON SHARES HELD LESS THAN 365 DAYS
(AS A % OF AMOUNT REDEEMED)

REDEMPTION FEE (TRADING FEE)
FOR FIDELITY HIGH INCOME FUND         1.00%
ON SHARES HELD LESS THAN 270 DAYS
(AS A % OF AMOUNT REDEEMED)

ANNUAL ACCOUNT MAINTENANCE FEE        $12.00
(FOR ACCOUNTS UNDER $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. FMR is responsible for the payment of all other expenses for High Income with certain limited exceptions. Capital & Income also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).
The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. A portion of the brokerage commissions that certain funds pay is used to reduce each of those
fund's expenses. Capital & In   c    ome has entered into arrangements
with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund
operating expenses presented in the table would have been    0.82    %
for Capital & Income.
CAPITAL & INCOME
MANAGEMENT FEE                     0.59%

12B-1 FEE                       NONE

OTHER EXPENSES                     0.24%

TOTAL FUND OPERATING EXPENSES      0.83    %

HIGH INCOME
MANAGEMENT FEE                     0.80%

12B-1 FEE                       NONE

OTHER EXPENSES                     0.00%

TOTAL FUND OPERATING EXPENSES      0.80    %

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
   CAPITAL & INCOME


1 YEAR    $ 8

3 YEARS   $ 27

5 YEARS   $ 46

10 YEARS  $ 103

   HIGH INCOME


   1 YEAR           $ 8

   3 YEARS          $ 26

   5 YEARS          $ 44

   10 YEARS         $ 99

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. FINANCIAL HIGHLIGHTS
The financial highlights tables that follow for Capital & Income and High Income have been audited by Coopers & Lybrand L.L.P., independent
accoun   tants. The funds' financial highlights    , financial
statements, and reports of the auditor are included in    each
fund   's     Annual Report, and are incorporated by reference into
(are legally a part of) the    funds' SAI. Contact Fidelity for a
fre    e copy of    an     Annual Report or the SAI.
   CAPITAL & INCOME



   1.SELECTED PER-SHARE DATA AND RATIOS

2.YEARS ENDED APRIL 30     1998      1997     1996     1995     1994     1993     1992     1991     1990      1989

3.NET ASSET VALUE,         $ 9.280   $ 9.340  $ 9.170  $ 9.590  $ 9.300  $ 8.320  $ 6.920  $ 6.710  $ 8.330   $ 8.720
BEGINNING OF PERIOD

4.INCOME FROM INVESTMENT   .721B     .605B    .902     .814     .871     .645     .725     .722     .994      1.024
OPERATIONS
 NET INVESTMENT INCOME

5. NET REALIZED AND         1.385     .093     .119     (.427)   .249     .942     1.418    .196     (1.620)   (.390)
 UNREALIZED GAIN (LOSS)

6. TOTAL FROM INVESTMENT    2.106     .698     1.021    .387     1.120    1.587    2.143    .918     (.626)    .634
 OPERATIONS

7.LESS DISTRIBUTIONS       (.710)    (.762)   (.724)   (.617)   (.730)   (.619)   (.746)   (.708)   (.994)    (1.024)
 FROM NET INVESTMENT INCOME

8. IN EXCESS OF NET          --        --       (.133)   (.202)   (.119)   --       --       --       --        --
 INVESTMENT INCOME

9. TOTAL DISTRIBUTIONS       (.710)    (.762)   (.857)   (.819)   (.849)   (.619)   (.746)   (.708)   (.994)    (1.024)

10.REDEMPTION FEES ADDED TO  .004      .004     .006     .012     .019     .012     .003     --       --        --
PAID IN CAPITAL

11.NET ASSET VALUE, END OF   $ 10.680  $ 9.280  $ 9.340  $ 9.170  $ 9.590  $ 9.300  $ 8.320  $ 6.920  $ 6.710   $ 8.330
PERIOD

12.TOTAL RETURNA             23.59%    7.88%    11.72%   4.63%    12.46%   20.03%   32.95%   14.82%   (8.24)%   7.54%

13.NET ASSETS, END OF PERIOD  $ 2,356   $ 2,041  $ 2,270  $ 2,256  $ 2,734  $ 2,124  $ 1,579  $ 953    $ 1,062   $ 1,741
(IN MILLIONS)

14.RATIO OF EXPENSES TO      .83%      .87%     .98%     .96%     .97%     .91%     .80%     .81%     .81%      .77%
AVERAGE NET ASSETS

15.RATIO OF EXPENSES TO      .82%C     .86%C    .98%     .96%     .97%     .91%     .80%     .81%     .81%      .77%
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

16.RATIO OF NET INVESTMENT    7.23%     6.53%    8.03%    7.38%    6.78%    7.45%    9.77%    11.26%   12.70%    11.96%
INCOME TO AVERAGE NET ASSETS

17.PORTFOLIO TURNOVER RATE     179%      309%     119%     78%      100%     102%     132%     108%     95%       72%

18.AVERAGE COMMISSION         $ .0365    .0382
RATED


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
D FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
HIGH INCOME



19.SELECTED PER-SHARE DATA AND RATIOS

20.YEARS ENDED APRIL 30                1998      1997      1996      1995      1994      1993      1992      1991E

21.NET ASSET VALUE, BEGINNING          $ 12.480  $ 12.510  $ 11.990  $ 11.880  $ 12.220  $ 11.900  $ 10.640  $ 10.000
OF PERIOD

22.INCOME FROM INVESTMENT               1.133D    1.054D    1.099     1.076     1.101     1.175     1.292     .811
OPERATIONS
 NET INVESTMENT INCOME

23. NET REALIZED AND                   1.431     .192      .723      .139      .357      .672      1.614     .602
 UNREALIZED GAIN (LOSS)

24. TOTAL FROM INVESTMENT              2.564     1.246     1.822     1.215     1.458     1.847     2.906     1.413
 OPERATIONS

25.LESS DISTRIBUTIONS                  (1.100)   (1.033)   (1.190)   (.927)    (.976)    (1.183)   (1.342)   (.796)
 FROM NET INVESTMENT INCOME

26. IN EXCESS OF NET                   --        --        --        (.109)    (.078)    --        --        --
 INVESTMENT INCOME

27. FROM NET REALIZED GAIN              (.310)    (.250)    (.087)    (.080)    (.790)    (.370)    (.320)    --

28. IN EXCESS OF NET REALIZED           --        --        (.033)    --        --        --        --        --
GAIN

29. TOTAL DISTRIBUTIONS                 (1.410)   (1.283)   (1.310)   (1.116)   (1.844)   (1.553)   (1.662)   (.796)

30.REDEMPTION FEES                     .006      .007      .008      .011      .046      .026      .016      .023
ADDED TO PAID IN CAPITAL

31.NET ASSET VALUE,                   $ 13.640  $ 12.480  $ 12.510  $ 11.990  $ 11.880  $ 12.220  $ 11.900  $ 10.640
END OF PERIOD

32.TOTAL RETURNB,C                      21.62%    10.57%    16.06%    11.07%    12.70%    16.96%    29.76%    15.33%

33.NET ASSETS, END OF PERIOD          $ 3,139   $ 1,890   $ 1,355   $ 810     $ 641     $ 601     $ 371     $ 101
(IN MILLIONS)

34.RATIO OF EXPENSES TO                 .80%      .80%      .80%      .80%      .75%      .70%      .70%      .70%A
AVERAGE NET ASSETS

35.RATIO OF EXPENSES TO                 .80%      .80%      .79%F     .80%      .75%      .70%      .70%      .70%A
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

36.RATIO OF NET INVESTMENT              8.57%     8.51%     8.85%     8.41%     8.07%     9.57%     11.43%    11.98%A
INCOME TO AVERAGE NET ASSETS

37.PORTFOLIO TURNOVER RATE              85%       102%      170%      172%      213%      136%      99%       72%A

38.AVERAGE COMMISSION                  $ .0450    .0392
RATEG


   A ANNUALIZED
   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD AUGUST 29, 1990 (COMMENCEMENT OF OPERATIONS) TO
APRIL 30, 1991
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
Each fund's fiscal year runs from May 1 through April 30. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance. AVERAGE ANNUAL TOTAL RETURNS
FISCAL PERIODS ENDED                     PAST 1   PAST 5   PAST 10
APRIL 30, 1998                           YEAR     YEARS    YEARS/LIF
                                                           E OF FUND

CAPITAL & INCOMEA                         23.59%   11.88%   12.23%

HIGH INCOME                               21.62%   14.33%  17.38%B

MERRILL LYNCH HIGH YIELD MASTER INDEX     14.01%   10.93%   11.83%

LIPPER HIGH CURRENT YIELD FUNDS AVERAGE   16.59%   10.71%   10.48%

CUMULATIVE TOTAL RETURNS
FISCAL PERIODS ENDED                     PAST 1   PAST 5   PAST 10
APRIL 30, 1998                           YEAR     YEARS    YEARS/LIF
                                                           E OF FUND

CAPITAL & INCOMEA                         23.59%   75.29%   216.95%

HIGH INCOME                               21.62%   95.37%   241.97%B

MERRILL LYNCH HIGH YIELD MASTER INDEX     14.01%   68.01%   206.02%

LIPPER HIGH CURRENT YIELD FUNDS AVERAGE   16.59%   66.59%   172.82%

A PRIOR TO DECEMBER 30, 1990, CAPITAL & INCOME OPERATED UNDER A DIFFERENT INVESTMENT OBJECTIVE. ACCORDINGLY, THE FUND'S HISTORICAL PERFORMANCE MAY NOT REPRESENT ITS CURRENT INVESTMENT POLICIES.
B FROM AUGUST 29, 1990 (COMMENCEMENT OF OPERATIONS)
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
MERRILL LYNCH HIGH YIELD MASTER INDEX is a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default.
Unlike each fund's returns, the total returns of    the
comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper High Current Yield Funds Average. As of April 30, 1998, the average reflected the performance
of    203 mutual funds with similar     investment objectives. This
average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
   YEAR-BY-YEAR TOTAL RETURNS
Calendar years
1988   1989   1990    1991   1992   1993   1994   1995   1996   1997
CAPITAL & INCOMEA
12.59% -3.22% -3.85%  29.82% 28.05% 24.90% -4.61% 16.74% 11.41% 14.70%
Merrill Lynch High Yield
Master Index
13.47% 4.23%  -4.35%  34.58% 18.16% 17.18% -1.17% 19.91% 11.06% 12.82%
Lipper High Current Yield
Funds Average
12.89% -0.58% -10.13% 36.91% 17.52% 18.95% -3.85% 16.43% 13.67% 12.96%
Consumer Price Index
4.42%  4.65%  6.11%   3.06%  2.90%  2.75%  2.67%  2.54%  3.32%  1.70%
Percentage (%)
Row: 1, Col: 1, Value: 12.59
Row: 2, Col: 1, Value: -3.22
Row: 3, Col: 1, Value: -3.85
Row: 4, Col: 1, Value: 29.82
Row: 5, Col: 1, Value: 28.05
Row: 6, Col: 1, Value: 24.9
Row: 7, Col: 1, Value: -4.609999999999999
Row: 8, Col: 1, Value: 16.74
Row: 9, Col: 1, Value: 11.41
Row: 10, Col: 1, Value: 14.7
   (LARGE SOLID BOX) Capital & Income
YEAR-BY-YEAR TOTAL RETURNS
Calendar years
1991   1992   1993   1994   1995          1996   1997
HIGH INCOME
34.33% 21.49% 21.86% 3.20%  18.5   2    % 14.16% 15.92%
Merrill Lynch
High Yield
Master Index
34.58% 18.16% 17.18% -1.17% 19.91%        11.06% 12.82%
Lipper High
Current YIeld
Funds Average
36.91% 17.52% 18.95% -3.85% 16.43%        13.67% 12.96%
Consumer Price
Index
3.06%  2.90%  2.75%  2.67%  2.54%         3.32%  1.70%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 34.33
Row: 5, Col: 1, Value: 21.49
Row: 6, Col: 1, Value: 21.86
Row: 7, Col: 1, Value: 3.2
Row: 8, Col: 1, Value: 18.53
Row: 9, Col: 1, Value: 14.16
Row: 10, Col: 1, Value: 15.92
(LARGE SOLID BOX) High Income
A PRIOR TO DECEMBER 30, 1990, CAPITAL & INCOME OPERATED UNDER A DIFFERENT INVESTMENT OBJECTIVE. ACCORDINGLY, THE FUND'S
HISTORICAL PERFORMANCE MAY NOT REPRESENT ITS CURRENT INVESTMENT
POLICIES.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Fidelity Capital & Income Fund is a diversified fund of Fidelity Summer Street Trust, and Fidelity High Income Fund is a diversified fund of Fidelity Fixed-Income Trust. Both trusts are open-end management investment companies. Fidelity Summer Street Trust was organized as a Massachusetts business trust on March 23, 1977. Fidelity Fixed-Income Trust was organized as a Massachusetts business trust on September 5, 1984. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles their business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments.
David Glancy is Vice President and    manager of Capital & Income,
which he     has managed since January 1996. Previously, he managed
another Fidelity fund. Since joining Fidelity in 1990, Mr. Glancy has worked as an analyst, portfolio assistant and manager.
Tom Soviero is Vice President and manager of High Income, which he
   has managed since February 1996. He     also manages several
institutional high-yield accounts for Fidelity. Since joining Fidelity
in 1989, Mr. Soviero has worked    as an analyst, portfolio
assistant,     manager, and director of high-yield research.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
   Stock values fluctuate in response to the activities of individual companies and general market and economic conditions.
CAPITAL & INCOME seeks income and capital growth by investing primarily in debt instruments, convertible securities, and common and preferred stocks. The fund has broad flexibility to pursue its goal by investing in instruments of any type or quality, but FMR expects to invest the majority of the fund's assets in debt instruments and convertible securities, with particular emphasis on lower-quality securities. Many of these securities present the risk of default or may be in default. The fund may also invest in futures contracts and other derivatives to adjust its investment exposure.
In pursuit of its goal, the fund may invest in the equity and debt securities of domestic and foreign companies whose financial condition is perceived to be troubled or uncertain. These companies may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. These investments may be considered speculative and may present substantial potential for loss as well as gain. As a result, the fund's share price may be particularly volatile.
The fund's success depends on FMR's financial analysis and research, and its ability to identify undervalued investments in the market. FMR's analysis focuses on a company's relative values and its potential for success in light of its current financial situation, its industry position, economic conditions, and interest rate trends. FMR also evaluates the probable outcome of any pending restructurings and any legal or regulatory risks. Because of the fund's investment strategy, its performance is especially affected by individual company news.
HIGH INCOME seeks high current income by investing primarily in all types of income-producing debt securities, preferred stocks, and convertible securities. FMR normally invests at least 65% of the fund's total assets in these securities. When consistent with its goal, the fund may also consider the potential for growth of capital. The fund may also invest in futures contracts and other derivatives to adjust its investment exposure.
Although the fund has no limits on the quality and maturity of its investments, its strategy typically leads to longer-term, lower-quality, fixed-income securities. These domestic and foreign investments may present the risk of default or may be in default. If consistent with its investment objective, however, the fund can also invest in common stocks, other equity securities, and debt securities not currently paying interest but which are expected to do so in the future. Performance is also especially affected by individual company news. The success of the fund's investment strategy depends on FMR's analysis of a company's relative values and its potential for success in light of its current financial situation, its industry position, economic conditions, and interest rate trends.
FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of a fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are
detailed    in each fund's financial reports,     which are sent to
shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks , preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: W   ith respect to 75% of its total assets, each fund
may not invest in more than 10% of the outstanding voting securities of a single issuer. For High Income, this limitation does not apply to securities of other investment companies.
   High Income may not i    nvest more than 20% of its total assets in
equity securities. This restriction does not apply to income-producing preferred stocks and convertible securities, nor to equity securities acquired as part of a unit with fixed-income securities.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality securities may be thinly traded, making them difficult to sell promptly at an acceptable price. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for, or to sell these securities.
The default rate of lower-quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. If an issuer defaults, the fund may try to protect the interests of security holders if it determines such action to be in the interest of its shareholders.
The following tables provide a summary of ratings assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended April 1998, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
HIGH INCOME
Fiscal Year Ended April 1998 Debt Holdings, by Rating
                 MOODY'S INVESTORS
                 SERVICE                  STANDARD & POOR'S
                 (AS A % OF INVESTMENTS)  (AS A % OF INVESTMENTS)
                        Average of        Average of
                 Rating total investments Rating total investments
INVESTMENT GRADE
Highest quality  Aaa       --             AAA       --
High quality     Aa        --             AA        --
Upper-medium
grade            A         --             A         --
Medium grade     Baa       0.1    %       BBB       1.6    %
LOWER QUALITY
Moderately
speculative      Ba        9.8    %       BB        7.8    %
Speculative      B         45.6    %      B         44.9    %
Highly
speculative      Caa       8.4    %       CCC       8.9    %
Poor quality     Ca        --             CC        0.6    %
Lowest quality,
no interest      C         --             C         --
In default, in
arrears          --                       D         0.1    %
REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS. THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY
POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO    5.3    %
OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY
INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES.
UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO    5.3    % OF THE FUND'S
INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS
THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.

CAPITAL & INCOME
Fiscal Year Ended April 1998 Debt Holdings, by Rating
 MOODY'S INVESTORS
  SERVICE STANDARD & POOR'S
 (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
   Average of  Average of
 Rating  total investments Rating total investments
INVESTMENT GRADE
Highest quality Aaa    0.4    % AAA    0.4    %
High quality Aa    --     AA    --
Upper-medium grade A    0.1    % A    --
Medium grade Baa    0.3    % BBB    1.2    %
LOWER QUALITY
Moderately speculative Ba    6.9    % BB    6.7    %
Speculative B    40.9    % B    37.8    %
Highly speculative Caa    6.5    % CCC    10.3    %
Poor quality Ca    --     CC    0.1    %
Lowest quality, no interest C    --     C    --
In default, in arrears --  D    0.2    %
REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS. THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY
POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO    3.4    %
OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY
INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES.
UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO    3.3    % OF THE FUND'S
INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS
THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.

The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: Each of Capital & Income    and High Income may not
invest more than 15% of its assets in ill    iquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money
invested in any one issuer or, on a broader scale, in    any one
industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, each fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities.
   Each fund may not invest more than     25% of its total assets in
any one industry. This limitation does not apply to U.S. Government securities.
BORROWING.    Each fund may bor    row from banks or from other funds
advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS:    Each fund may borrow on    ly for temporary or
emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
CAPITAL & INCOME    seeks to provide a     combination of income and
capital growth by investing primarily in debt instruments and common and preferred stocks.
HIGH INCOME    seeks a high     level of current income by investing
primarily in high-yielding, fixed-income securities. In pursuing this objective, growth of capital may also be considered when consistent with the fund's objective of seeking high current income.
With respect to 75% of total assets,    each fund may not invest more
than 5%     in the securities of any one issuer and    Capital &
Income may not invest in     more than 10% of the outstanding voting
securities of a single issuer. These limitations do not apply to U.S. Government securities.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
   Each fund pays a     MANAGEMENT FEE to FMR for managing its
investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Capital & Income also pays
OTHER EXPENSES, which are explained    below    .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
   MANAGEMENT FEE AND OTHER EXPENSES
Each fund's management fee is calculated and paid to FMR every month.
   FMR pays all of the other expenses of High Income with limited exceptions. The annual management fee rate for High Income is
0.80%     of its average net assets. For Capital & Income, the fee is
calculated by adding a group fee rate to an individual fund    fee
rate, multiplying the result by the fund's monthly average net assets and dividing by twelve.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
   For April 1998, the group fee rate was 0.13%. The individual fund fee rate is 0.45% for Capital & Income. The total management fee for Capital & Income for the fiscal year ended April 30, 1998 was 0.59% of the fund's average net assets.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its
management fee rate with respect to    Capital & Income's
investments that the sub-adviser manages on a discretionary basis. While the management fee is a significant component of Capital & Income's annual operating costs, this fund has other expenses as well.
   The funds contract with FSC to perfor    m transfer agency,
dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends.
   For the fiscal year ended April 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.
                  TRANSFER AGENCY AND
                  PRICING AND BOOKKEEPING FEES
                  PAID BY FUND

CAPITAL & INCOME      0.23%

   In the case of High Income, FMR, n    ot the fund, pays for these
services.
Capital & Income also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
   High Income also pays other expens    es, such as brokerage fees
and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.
   Each fund has adopted a     DISTRIBUTION AND SERVICE PLAN.    Each
plan rec    ognizes that FMR may use its management fee revenues, as
well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees    of each fund has authorized
such     payments.
   For the fiscal year ended April 1998, the     portfolio turnover
rates for Capital & Income and High Income were    179    % and
   85    %, respectively. These rates vary from year to year. High
turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the
country and    Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(solid bullet) For mutual funds, 1-800-544-8888
(solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    75     walk-in Investor Centers across the country.
If you would prefer to access informa   tion on-line, you can visit
Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your
program materials, contact your employer, call your retire   m    ent
benefits number, visit Fidelity's    W    eb site at www.fidelity.com,
or contact Fidelity directly, as appropriate.

(CHECKMARK)
Fidelity Facts
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet)   Number of Fidelity mutual funds: over 225
(solid bullet)   Assets in Fidelity mutual funds: over $595 billion
(solid bullet)   Number of shareholder accounts: over 37 million
(solid bullet)   Number of investment analysts and portfolio managers:
over 250

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGE   D     RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
   (solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS hel   p     retain special tax advantages
for certain eligible rollover distributions from employer-sponsored retirement plans.
   (solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those
with self-employment income (and their eligible em   ployees) with
many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet)    SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
   (solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet)    403(B) CUSTODIAL ACCOUNTS     are available to
employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
   (solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.

HOW TO BUY SHARES
THE PRIC   E     TO BUY ONE SHARE of each fund is the fund's net asset
value per share (NAV). Each fund's shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your
invest   ment is received in proper form. Each     fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
Each fun   d     reserves the right to reject any specific purchase
order, including certain purchases by exchange. See "Exchange
Restrictions" on page    37    . Purchase orders may be refused if, in
FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page 28. If there is no application accompanying this prospectus, call 1-800-544-8888 or visit
Fi   delity's Web site at www.fidelity.com for     an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(solid bullet) Mail in an application with a check, or
(solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call
1-800-544-8888 or    visit Fidelity's Web site at www.fideli    ty.com
for more information and a retirement application.
If you buy shares by check or Fidelity Money LineR, and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT  $2,500
For certain Fidelity retirement accountsA $500
TO ADD TO AN ACCOUNT  $250
For certain Fidelity retirement accountsA $250
Through regular investment plansB $100
MINIMUM BALANCE $2,000
For certain Fidelity retirement accountsA $500
A THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE    31    .
There is no minimum account balance or initial or subsequent
investment minimum for    investments through Fidelity Portfolio
Advisory ServicesSM, a qualified state tuition program, certain
Fidelity retirement accounts funded     through salary deduction, or
accounts opened with the proceeds of distribu   tions from such
Fidelity retirement ac    counts. Refer to the program materials for
details.    In addition, each fund reserves the right to waive or
lower investment minimums in other circumstances.




                 TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT

Phone           (solid bullet) Exchange from another        (solid bullet) Exchange from another
1-800-544-7777                 Fidelity fund account with                  Fidelity fund account with
                               the same registration,                      the same registration,
                               including name, address,                    including name, address, and
                               and taxpayer ID number.                     taxpayer ID number.
                                                            (solid bullet) Use Fidelity Money Line to
                                                                           transfer from your bank
                                                                           account. Call before your
                                                                           first use to verify that this
                                                                           service is in place on your
                                                                           account. Maximum Money
                                                                           Line: up to $100,000.

Internet        (solid bullet) Complete and sign the        (solid bullet) Exchange from another
www.fidelity.com               application. Make your                      Fidelity fund account with
                               check payable to the                        the same registration,
                               complete name of the fund.                  including name, address, and
                               Mail to the address                         taxpayer ID number.
                               indicated on the application.(solid bullet) Use Fidelity Money Line to transfer from your bank
                                                                           account. Visit Fidelity's Web
                                                                           site before your first use to
                                                                           verify that this service is in
                                                                           place on your account.
                                                                           Maximum Money Line: up
                                                                           to $100,000.

Mail            (solid bullet) Complete and sign the        (solid bullet) Make your check payable to
                               application. Make your                      the complete name of the
                               check payable to the                        fund. Indicate your fund
                               complete name of the fund.                  account number on your
                               Mail to the address                         check and mail to the
                               indicated on the                            address printed on your
                               application.                                account statement.
                                                            (solid bullet) Exchange by mail: call
                                                                           1-800-544-6666 for
                                                                           instructions.

In Person       (solid bullet) Bring your application and   (solid bullet) Bring your check to a
                               check to a Fidelity Investor                Fidelity Investor Center. Call
                               Center. Call                                1-800-544-9797 for the
                               1-800-544-9797 for the                      center nearest you.
                               center nearest        you.

Wire           (solid bullet) Call 1-800-544-7777 to       (solid bullet) Not available for retirement
                              set up your account and to                  accounts.
                              arrange a wire transaction.  (solid bullet) Wire to:
                              Not available for retirement                Bankers Trust Company,
                              accounts.                                   Bank Routing #021001033,
               (solid bullet) Wire within 24 hours to:                    Account #00163053.
                              Bankers Trust Company,                      Specify the complete name
                              Bank Routing #021001033,                    of the fund and include your
                              Account #00163053.                          account number and your
                              Specify the complete name                   name.
                              of the fund and include
                              your new account number
                              and your name.

Automatically  (solid bullet) Not available.               (solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign up for
                                                                          this service    when opening
                                                                          your account, visit Fidelity's
                                                                          Web site at
                                                                          www.fidelity.com to obtain
                                                                          the form to add the service,
                                                                          or call 1-800-544-6666 to
                                                                          add the service.

TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118



HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV minus the trading fee, if applicable. If you sell shares of Capital & Income after holding them less than 365 days, the fund will deduct a trading
fee equal to 1.50% of the value of those shares. If    y    ou sell
shares of High Income after holding them less than 270 days, the fund will deduct a trading fee equal to 1.00% of the value of those shares.
Your shares will be sold at the next NAV    calculated after your
order is received in proper form, minus the trad    ing fee, if
applicable. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone, in writing, or    through Fidelity's Web
site. Call     1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$2,000    worth of shares in     the account to keep it open ($500 for
retirement accounts)   .
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(solid bullet) You wish to redeem more than $100,000 worth of shares, (solid bullet) Your account registration has changed within the last 30 days,
(solid bullet) The check is being mailed to a different address than the one on your account (record address), (solid bullet) The check is being made payable to someone other than the account owner, or
(solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(solid bullet) Your name,
(solid bullet) The fund's name,
(solid bullet) Your fund account number, (solid bullet) The dollar amount or number of shares to be redeemed, and
(solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602



                                   ACCOUNT TYPE        SPECIAL REQUIREMENTS

IF YOU SELL SHARES OF CAPITAL & INCOME AFTER HOLDING THEM LESS THAN 365 DAYS, THE FUND WILL
DEDUCT A TRADING FEE EQUAL TO 1.50% OF THE VALUE OF THOSE SHARES. IF YOU SELL SHARES OF HIGH
INCOME AFTER HOLDING THEM LESS THAN 270 DAYS, THE FUND WILL DEDUCT A TRADING FEE EQUAL TO
1.00% OF THE VALUE OF THOSE SHARES.

Phone                               All account types   (solid bullet) Maximum check request:
1-800-544-7777                      except retirement                  $100,000.
(PHONE_GRAPHIC)                     All account types   (solid bullet) For Money Line transfers to
                                                                       your bank account; minimum:
                                                                       $10; maximum: up to
                                                                       $100,000.
                                                        (solid bullet) You may exchange to other
                                                                       Fidelity funds if both accounts
                                                                       are registered with the same
                                                                       name(s), address, and taxpayer
                                                                       ID number.

Mail or in Person                   Individual, Joint   (solid bullet) The letter of instruction must
(MAIL_GRAPHIC)                      Tenant, Sole                       be signed by all persons
(HAND_GRAPHIC)                      Proprietorship,                    required to sign for
                                    UGMA, UTMA                         transactions, exactly as their
                                    Retirement account                 names appear on the account.
                                                        (solid bullet) The account owner should
                                                                       complete a retirement
                                    Trust                              distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                        (solid bullet) The trustee must sign the letter
                                    Business or                        indicating capacity as trustee.
                                    Organization                       If the trustee's name is not in
                                                                       the account registration,
                                                                       provide a copy of the trust
                                                                       document certified within the
                                                                       last 60 days.
                                    Executor,           (solid bullet) At least one person authorized
                                    Administrator,                     by corporate resolution to act
                                    Conservator,                       on the account must sign the
                                    Guardian                           letter.
                                                        (solid bullet) Include a corporate resolution
                                                                       with corporate seal or a
                                                                       signature guarantee.
                                                        (solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire                               All account types   (solid bullet) You must sign up for the wire
(WIRE_GRAPHIC)                     except retirement                  feature before using it. To
                                                                      verify that it is in place, call
                                                                      1-800-544-6666. Minimum
                                                                      wire: $5,000.
                                                      (solid bullet) Your wire redemption request
                                                                     must be received    in proper
                                                                     form by Fidelity before 4:00
                                                                     p.m.     Eastern time for money to
                                                                     be wired on the next business
                                                                     day.

TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118



INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
   FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(solid bullet) Account statements (quarterly)
(solid bullet) Financial reports (every six months)

(CHECKMARK)
24-Hour Service
Account Assistance
1-800-544-6666
Account Transactions
1-800-544-7777
Product Information
1-800-544-8888
Retirement Account Assistance
1-800-544-4774
TouchTone Xpressr
1-800-544-5555
Web Site
www.fidelity.com
   Automated service

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. Electronic copies of most financial reports and prospectuses are
available at    Fidelity's Web site. To participate in our
electronic delivery program, call    1-800-544-6666 or visit
Fidelity's Web site at www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone, in writ   ing, or through
Fidelity's Web site.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 37.
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.

REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call    1-800-544-6666 or visit Fidelity's Web
site at www.fidelity.com for more information.




REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDER   r(REGISTERED TRADEMARK)
       TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
 MINIMUM                     FREQUENCY            SETTING UP OR CHANGING
 $100                        Monthly or          (solid bullet) For a new account, complete the appropriate
                             quarterly                          section on the fund application.
                                                 (solid bullet) For existing accounts, call 1-800-544-6666
                                                                or visit Fidelity's Web    site at
                                                                www.fidelity.com for an application.
                                                 (solid bullet) To change the amount or frequency of your
                                                                investment, call 1-800-544-6666 at least
                                                                three business days prior to your next
                                                                scheduled investment date.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY FUNDA

MINIMUM                        FREQUENCY         SETTING UP OR CHANGING
$100                           Every pay        (solid bullet) Check the appropriate box on the fund
                               period                          application, or call    1-800-544-6666 or visit
                                                               Fidelity's Web site at www.fidelity.com for
                                                               an authorization form.
                                                (solid bullet) Changes require a new authorization form.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM                       FREQUENCY           SETTING UP OR CHANGING
$100                          Monthly,           (solid bullet) To establish, call 1-800-544-6666 after
                              bimonthly,                        both accounts are opened.
                              quarterly, or      (solid bullet) To change the amount or frequency of your
                              annually                          investment, call 1-800-544-6666.

A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE APPROPRIATE
CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.



SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
   Ea    ch fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on
the application, call 1-800-544-6666 for instruc   tion    s. Each
fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
   If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
   For     federal tax purposes, each fund's income and short-term
capital gains are    distributed as dividends and taxed as ordinary
income; capital gain distributions     are taxed as long-term capital
gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH F   UN    D'S NAV is the value of a single share. The NAV is
computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares    for
a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your    investment is received in
proper form.     Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
   (small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is    received in proper
form, minus the     trading fee, if applicable. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet)    Shares earn dividends through the day of
redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. You will not receive interest on amounts represented by uncashed redemption checks.
A TRADING FEE of 1.50% will be deducted from the redemption amount if you sell your shares of Capital & Income after holding them less than 365 days. A trading fee of 1.00% will be deducted from the redemption amount if you sell your shares of High Income after holding them less than 270 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
The trading fee, if applicable, is charged on exchanges out of a fund. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the trading fee applies. The trading fee does not apply to shares that were acquired through reinvestment of distributions.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000 you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV, minus the trading fee, if applicable, on the day your account is closed. FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
administrative fees of up to 1.00%    and trading fees of up to 3.00%
of the     amount exchanged. Check each fund's prospectus for details.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
   Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, Spartan, and Directed Dividends are registered trademarks of FMR Corp.
   Portfolio Advisory Services is a service mark of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.



This prospectus is printed on recycled paper using soy-based inks. FIDELITY CAPITAL & INCOME FUND
A FUND OF FIDELITY SUMMER STREET TRUST
   FIDELITY HIGH INCOME FUND (FORMERLY SPARTAN(registered trademark) HIGH INCOME FUND)
A FUND OF FIDELITY FIXED-INCOME TRUST
STATEMENT OF ADDITIONAL INFORMATION
   JUNE 26, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus
(dated    June 26, 1998    ). Please retain this document for future
reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of the Prospectus or
an Annual Report, please call Fidelity   (registered trademark)     at
1-800-544-8888.
TABLE OF CONTENTS                                                PAGE



Investment Policies and Limitations                              29

Portfolio Transactions                                           35

Valuation                                                        37

Performance                                                      37

Additional Purchase   , Exchange     and Redemption Information  41

Distributions and Taxes                                          41

FMR                                                              41

Trustees and Officers                                            41

Management Contracts                                             44

Distribution and Service Plans                                   47

Contracts with FMR Affiliates                                    47

Description of the Trusts                                        48

Financial Statements                                             49

Appendix                                                         49

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
CAI/SPH-ptb-0698
4   75960
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
       INVESTMENT LIMITATIONS OF CAPITAL & INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse
repurchase agreements with any party (reverse repurchase agree   ments
are treated as borrowings for purposes of fundamental investment
limitation (3)). The fund will not borrow from other funds     advised
by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
       INVESTMENT LIMITATIONS OF HIGH INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limit does not apply to purchases of debt securities or to repurchase agreements).
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, the fund would own more than 10% of the outstanding voting securities of that issuer.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse
repurchase agreements with any party (reverse repurchase    agreements
are treated as borrowings for purposes of fundamental investment
limitation (3)). The fund will not borrow from oth    er funds advised
by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
   The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These
transactions may    involve     repurchase agreements with custodian
banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represent interests in pools of    mortgages,
loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
Asset-backed security values may also be affected by     the
creditworthiness of the servicing agent for the pool, the originator
of the loans    or receivables    , or the    entities     providing
the credit enhancement.    In addition, these securities may be
subject to prepayment risk.
CLOSED-END INVESTMENT COMPANIES    are investment companies that issue
a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally
managed and may invest in any type of security.     Shares of
closed-end investment companies may trade at a premium or a discount to their net asset value. A fund may purchase shares of closed-end investment companies to facilitate investment in certain foreign countries.
       CONVERTIBLE SECURITIES    are bonds, debentures, notes,
preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
DELAYED-DELIVERY TRANSACTIONS.    Securities may be bought and
sold     on a delayed-delivery or when-issued basis. These
transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser
until the security is delivered. The    fund    s may receive fees
   or price concessions     for entering into delayed-delivery
transactions.
When purchasing securities on a delayed-delivery basis, the
   purchaser     assumes the rights and risks of ownership, including
the risk   s     of price and yield fluctuations    and the risk that
the security will not be issued as anticipated. Because payment for
the securities is not required     until the delivery date, these
risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could
miss a favorable price or yield opportunity or        suffer a loss.
A fund may renegotiate a delayed delivery transaction and may sell the
underlying securities before    delivery    , which may result in
capital gains or losses    for the fund    .
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risk   s relating to     local political,
economic,    regulatory    , or social instability, military action or
unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
   I    t is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter
   (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security
trading   , settlement and custodial     practices (including those
involving securities settlement where fund assets may be released
prior to receipt of payment)    are often less developed than those in
U.S. markets, and     may result in increased risk    or substantial
delays     in the event of a failed trade or the insolvency of,    or
breach of duty by    , a foreign broker-dealer,    securities
depository or foreign subcustodian    . In addition, the costs
associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than
   with U.S. investments    .
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment
in the company. The activities    in which     a fund may engage,
either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following    paragraphs     pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing     options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the
overall position. For example,    purchasing     a put option and
   writing     a call option on the same underlying instrument
   would     construct a combined position whose risk and return
characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one
strike price and buying a call option at a lower price,        to
reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing     a futures contract,    the
buyer     agrees to purchase a specified underlying instrument at a
specified future date.    In selling     a futures contract,    the
seller     agrees to sell a specified underlying instrument at a
specified future date. The price at which the purchase and sale will
take place is fixed when the    buyer and seller enter     into the
contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500(registered trademark)). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to
different foreign currencies.    Currency options     may also    be
purchased or written     in conjunction with each other or with
currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the    purchaser or writer     greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the
   purchaser     obtains the right (but not the obligation) to sell
the option's underlying instrument at a fixed strike price. In return
for this right, the    purchaser     pays the current market price for
the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts. The    purchaser     may
terminate its position in a put option        by allowing it to expire
or by exercising the option. If the option is allowed to expire,
the    purchaser     will lose the entire premium   .     If the
option    is exercised    , the    purchaser     completes the sale of
the underlying instrument at the strike price.    A purchaser     may
also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the premium   ,     plus related transaction
costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of a put or call
option     takes the opposite side of the transaction from the
option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for
a put option   ,     however, the    writer     must continue to be
prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the    writer     to sell or deliver
the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by    FMR     to be illiquid include
repurchase agreements not entitling the holder to    re    payment of
principal and    payment of     interest within seven days,
non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES    are instruments whose prices     are indexed to
the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated
securities   .     Currency-indexed securities may be positively or
negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more
volatile than the underlying instruments.    Indexed     securities
are    also     subject to the credit risks associated with the issuer
of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC, a fund    may     lend money to, and borrow
money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a fund's policies regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of
interest and    repayment of     principal. Direct debt instruments
may not be rated by any nationally recognized    statistical
rating service. If        scheduled interest or principal payments
are not made    ,    the value of the instrument may     be adversely
affected. Loans that are fully secured provide more protections than
an unsecured loan in the event of    failure to make     scheduled
interest or principal    payments    . However, there is no assurance
that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional
risks   .     For example, if a loan is foreclosed, the
   purchaser     could become part owner of any collateral, and would
bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging
legal theories of lender liability,    a purchaser     could be held
liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less
legal protection to the    purchaser     in the event of fraud or
misrepresentation. In the absence of definitive regulatory guidance,
   FMR uses its     research    to     attempt to avoid situations
where fraud or misrepresentation could adversely affect a fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms
of the loan or other indebtedness,    the purchaser     has direct
recourse against the borrower,    the purchaser     may have to rely
on the agent to apply appropriate credit remedies against a borrower.
If assets held by the agent for the benefit of    a purchaser     were
determined to be subject to the claims of the agent's general
creditors, the    purchaser     might incur certain costs and delays
in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness        may include letters of credit, revolving
credit facilities, or other standby financing commitments    that
obligate purchasers to make     additional cash    payments     on
demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
       LOWER-QUALITY DEBT SECURITIES.    Lower-quality debt securities
have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing
investor perceptions may affect the    liquidity     of
    lower-quality debt securities and the    ability of outside
pricing services to value lower-quality debt     securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of
managing securities of this type   .     FMR will attempt to identify
those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MORTGAGE-BACKED SECURITIES    are     issued by government and
non-government entities such as banks, mortgage lenders, or other
institutions. A mortgage-backed security    is     an obligation of
the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"),
make payments of both principal and interest at a    range of
specified     intervals; others make semiannual interest payments at a
predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential
properties.    Stripped mortgage-backed securities are created when
the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
The value of mortgage-backed securities may change due to shifts in
the market's perception of issuers    and changes in interest
rates    . In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject
to prepayment risk,    which is the risk that early principal payments
made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
       REAL ESTATE INVESTMENT TRUSTS.    Equity real estate investment
trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.
   As protection against     the risk that the original seller will
not fulfill its obligation, the securities are held in    a
separate     account at a bank, marked-to-market daily, and maintained
at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in
connection with bankruptcy proceedings),    the funds will     engage
in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a
fund sells a    security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security at an agreed-upon     price and time. While a reverse
repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been
   reviewed and     found satisfactory by FMR. Such transactions may
increase fluctuations in the market value of        fund assets and
may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in    other
eligible securities    . Investing this cash subjects that investment,
as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.
       SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    FMR may rely on its
evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
       STRIPPED GOVERNMENT SECURITIES.    Stripped government
securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
   Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many
different forms and are known by a variety of names   .
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
A fund    may     be able to eliminate its exposure under a swap
agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
       VARIABLE AND FLOATING RATE SECURITIES    provide for periodic
adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
ZERO COUPON BONDS do not make interest payments; instead, they are
sold at a        discount from their face value and are redeemed at
face value when they mature. Because zero coupon bonds do not pay
current income, their prices can be    more     volatile t   han other
types of fixed-income securities     when interest rates change. In
calculating    a fund's dividend    , a portion of the difference
between a zero coupon bond's purchase price and its face value    is
considered income    .
P   O    RTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any
commissions;    and, if applicable, arrangements for payment of fund
expenses    .
If FMR grants investment management authority to    a sub-adviser
(see the section entitled "Management Contracts"),    that
sub-adviser     is authorized to place orders for the purchase and
sale of portfolio securities, and will do so in accordance with the
policies described    above    .
   Generally,     commissions for investments traded on foreign
exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers    for transactions in equity
securities     is generally made by FMR (to the extent possible
consistent with execution considerations)    in accordance with a
ranking of broker-dealers determined periodically by FMR's investment
staff     based upon the quality of research and execution services
provided.
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
   Subject to applicable limitations of the federal securities laws, a
fund may pay a broker-dealer commissions for agency tra    nsactions
that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage
Services    Japan LLC (FBSJ)    , indirect subsidiaries of FMR Corp.,
if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar
services.    Prior to December 9, 1997, FMR used research services
provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees    of each fund     periodically review FMR's performance
of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended April 30, 199   8     and 199   7    ,
the portfolio turnover rates were    179    % and 309%,
respectively   ,     for Capital & Income and    85    % and 102%,
respectively   ,     for    High Income    . Because a high turnover
rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing
against these consequences.    Variations in turnover rate may be due
to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or charges in FMR's investment outlook.
   The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
   The following table shows the total amount of brokerage commissions paid by each fund.
                  Fiscal Year
      Total
                         Ended          Amount Paid

Capital & Income  April

1998                                    $    943,000

1997                                     1,294,000

1996                                     616,000

High Income

1998                                        299,000

1997                                     360,000

1996                                     267,000

   Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1998. NFSC is paid on a commission basis.

                                                Total Amount Paid

                      Fiscal Year               To NFSC
                      Ended

Capital & Income      April

1998                                        $ 95,000

1997                                         21,000

1996                                         24,000

High Income

1998                                         21,000

1997                                         19,000

1996                                         3,000


                                 Fiscal Year         % of                  % of Aggregate
                                    Ended 199    8   Aggregate             Dollar Amount
                                                     Commissions           of Transactions
                                                     Paid to NFSC          Effected through
                                                                           NFSC

Capital & Income   (dagger)      April                   10.1    %             16.5    %

High Income   (dagger)           April                   7.1    %              15.2    %


   (dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.
   The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended April 30, 1998.
                  Fiscal Year  $ Amount of         $ Amount of
                  Ended 1998   Commissions Paid    Brokerage
                               to Firms            Transactions
                               that Provided       Involved*
                               Research Services*

Capital & Income  April        $    839,000        $    384,581,000

High Income       April            282,000             158,486,000

   * The provision of research services was not necessarily a factor in the placement of all this business with such firms.
   The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the
same as those of other funds managed by FMR    or its affiliates    ,
investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
 Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less
for which market quotations    and information furnished by a pricing
service     are not readily available are valued either at amortized
cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities. PERFORMANCE
A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a fund are computed by dividing a fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the
fund's net asset value    per share     (NAV) at the end of the
period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect
Capital & Income's 1.50%    trading     fee, which applies to shares
held less than 365 days, or High Income's 1.00%    trading     fee,
which applies to shares held less than 270 days. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier.
   Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related
securities and other asset-backed securities. Other capital     gains
and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating a fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or
after-tax basis and may or may not include the effect of    Capital &
Income's     1.50%    trading     fee on shares held less than 365
days, or High Income's 1.00%    trading     fee on shares held less
than 270 days. Excluding a fund's    trading     fee from a total
return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
CALCULATING HISTORICAL FUND RESULTS.    The following tables show
performance for each fund calculated including certain fund
expenses.
   For Capital & Income, total returns do not include the effect of
the fund's 1.50% trading fee, applicable to shares held less th    an
365 days.
   For High Income, total returns do not include the effect of the
fund's 1.00% trading fee, applicable to shares held less than 27    0
days.
HISTORICAL FUND RESULTS. The following table shows each fund's yield and total return for the period ended April 30, 1998.



                                   Average Annual Total Returns          Cumulative Total Returns
                                 Thirty-Day  One             Five     Ten      One      Five     Ten
                                 Yield       Year            Years    Years/   Year     Years    Years/
                                                                      Life of                    Life of
                                                                      Fund*                      Fund*



Capital & Income   (dagger)       6.49%       23.59%          11.88%   12.23%   23.59%   75.29%   216.95%

High Income                       7.66%       21.6   2    %   14.33%   17.38%   21.62%   95.37%   241.97%


* Life of Fund figures for High Income are from August 29, 1990 (commencement of operations).
   (dagger) Prior to December 30, 1990, Capital & Income operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
The following tables show the income and capital elements of each
fund's cumulative total return. The tables compare each    fund's
return to the record of the S&P 500, the Dow Jones Industrial Average
(DJIA), and the cost of living, as measured     by the Consumer Price
Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
   T    he following tables show the growth in value of a hypothetical
$10,000 investment in each fund during the 10-year period ended April 30, 1998, or life of fund, as applicable, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.
During the 10-year period ended April 30, 1998, a hypothetical $10,000
investment in Capital & Income would have grown to $   31,695    .


                       CAPITAL & INCOME                              INDICES
Year Ended  Value of    Value of       Value of       Total     S&P 500   DJIA      Cost of
            Initial     Reinvested     Reinvested     Value                         Living
            $10,000     Dividend       Capital Gain
            Investment  Distributions  Distributions







1998        $ 12,248    $ 19,447       $ 0            $ 31,695  $ 56,624  $ 59,400  $ 13,877

1997        $ 10,642    $ 15,003       $ 0            $ 25,645  $ 40,140  $ 45,177  $ 13,681

1996        $ 10,711    $ 13,060       $ 0            $ 23,771  $ 32,078  $ 35,167  $ 13,348

1995        $ 10,516    $ 10,760       $ 0            $ 21,276  $ 24,635  $ 26,672  $ 12,972

1994        $ 10,998    $ 9,336        $ 0            $ 20,334  $ 20,973  $ 22,124  $ 12,588

1993        $ 10,665    $ 7,416        $ 0            $ 18,081  $ 19,913  $ 20,035  $ 12,297

1992        $ 9,541     $ 5,523        $ 0            $ 15,064  $ 18,227  $ 19,060  $ 11,913

1991        $ 7,936     $ 3,394        $ 0            $ 11,330  $ 15,981  $ 15,888  $ 11,546

1990        $ 7,695     $ 2,173        $ 0            $ 9,868   $ 13,589  $ 14,073  $ 11,008

1989        $ 9,553     $ 1,201        $ 0            $ 10,754  $ 12,291  $ 12,340  $ 10,512


Explanatory Notes: With an initial investment of $10,000 in    Capital
& Income     on May 1, 1988, the net amount invested in fund shares
was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   25,761    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   9,275     for dividends and $   0     for
capital gain distributions. The figures in the table do not include
the effect of    Capital & Income's     1.50%    trading     fee
applicable to shares held less than 365 days. Prior to December 30, 1990, Capital & Income operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
During the period from August 29, 1990 (commencement of operations) to April 30, 1998, a hypothetical $10,000 investment in High Income would
have grown to $34,   197    .


                          HIGH INCOME                                              INDICES
Period Ended  Value of    Value of       Value of       Total     S&P 500          DJIA             Cost of
              Initial     Reinvested     Reinvested     Value                                       Living**
              $10,000     Dividend       Capital Gain
              Investment  Distributions  Distributions







1998          $ 13,640    $ 16,481       $ 4,076        $ 34,197  $ 41,962         $ 42,058         $ 12,348

1997          $ 12,480    $ 12,601       $ 3,037        $ 28,118     $ 29,746         $ 31,987      $ 12,173

1996          $ 12,510    $ 10,398       $ 2,522        $ 25,430     $ 23,772         $ 24,900      $ 11,877

1995          $ 11,990    $ 7,727        $ 2,194        $ 21,911     $ 18,256         $ 18,885      $ 11,543

1994          $ 11,880    $ 5,808        $ 2,039        $ 19,727     $ 15,542         $ 15,665      $ 11,201

1993          $ 12,220    $ 4,364        $ 919          $ 17,503     $ 14,757         $ 14,186      $ 10,942

1992          $ 11,900    $ 2,665        $ 401          $ 14,966     $ 13,507         $ 13,495      $ 10,600

1991*         $ 10,640    $ 893          $ 0            $ 11,533     $ 11,843         $ 11,250      $ 10,274


* From August 29, 1990 (commencement of operations).
** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in High
Income on August 29, 1990, the net amount invested in fu    nd shares
was $10,000. The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and c   apital gain
distributions for the period covered (their cash value at the time
they were reinvested) amounted to $28,169. If d    istributions had
not been reinvested, the amount of distributions earned from the fund
over time would have been smaller, and cash    payments for the period
would have amounted to $8,733 for dividends and $2,240 for capital
gain distributions. The figures i    n the table do not include the
effect of High Income's 1.00% trading fee applicable to shares held
less th   an     270 days.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales charges or    trading     fees into consideration, and
are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds. From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time
may also be quoted in advertising.    A fund may advertise risk
ratings, including symbols or numbers, prepared by independent rating agencies.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Each fund may compare its performance to that of the Merrill Lynch High Yield Master Index, a market capitalization weighted index of all domestic and yankee high-yield bonds with an outstanding par value of at least $50 million and maturities of at least one year. Issues included in the index have a credit rating lower than BBB-/Baa3 but are not in default (DDD1 or lower). Split-rated issues (i.e., rated investment-grade by one rating agency and high-yield by another) are included in the index based on the issue's corresponding composite rating. Structured-note issues, deferred interest bonds, and pay-in-kind bonds are excluded.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and
charitable giving   .     In addition, Fidelity may quote or reprint
financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
   A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of April 30, 199   8    , FMR advised over $   30     billion in
municipal fund assets, $   103     billion in money market fund
assets, $   454     billion in equity fund assets, $   73     billion
in international fund assets, and $   29     billion in    Spartan
fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE,    EXCHANGE     AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV)
is calculated each day the New York Stock Exchange    (NYSE) is open
for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor
Day, Thanksgiving Day, an    d Christmas Day. Although FMR expects the
same holiday schedule to be observed in the future, the NYSE may
modify its holiday    schedule at any time. In addition, on days when
the Federal Reserve Wire System is closed, federal funds wires cannot
be sen    t.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DIVIDENDS.    Because each fund's income is primarily derived from
interest, dividends from the fund generally will not quali    fy for
the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government
   securities     may be exempt from state and local taxation. Gains
(losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease)
dividend distributions.    If a fund's distributions exceed its
net investment    company taxable     income during a taxable year,
all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders,
thereby reducing each shareholder's cost basis in    the fund.
Mortgage security paydown gains (losses) on mortgage securities purchased by a fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable
dividend distributions. Each     fund will send each shareholder a
notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives
   a     capital gain distribution on shares of a fund, and such
shares are held six months or less and are sold at a loss, the portion
of the loss equal to the amount of the        capital gain
distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
   As of April 30, 1998, Capital & Income had a capital loss carryforward aggregating approximately $996,000. This loss carryforward, all of which will expire on April 30, 2005, is available to offset future capital gains.
As of April 30, 1998, High Income hereby designates approximately
$   20,750,000     as a capital gain dividend for the purpose of the
dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to
foreign securities.    Because each fund does not currently anticipate
that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar
year as well as on a fiscal year basis   ,     and intends to comply
with other tax rules applicable to regulated investment
companies   .
   Each fund is treated as a separate entity from the other funds, if any, of its trust for tax purposes.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees,    Members of the Advisory Board,     and executive
officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same
company for the last five years. All persons named as Trustees    and
Members of the Advisory Board     also serve in similar capacities for
other funds advised by FMR. The business address of each Trustee,
   Member of the Advisory Board,     and officer who is an "interested
person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (6   7    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman
and a Director of    Fidelity Investments Money Management, Inc.
(1998) , Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
   J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (6   5    ), Trustee,    is President of RABAR
Enterprises (management consulting-engineering industry    , 1994).
Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of
   USA Waste Services, Inc.     (non-hazardous waste, 1993), CH2M Hill
Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (6   6    ), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (5   4    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy
National Security Advisor. Mr. Gates is a    Director     of
LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International
Policy    and of the Endowment Association of the College of William
and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (   70    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and
manufacturing, 1985-1995),        Hyster-Yale Materials Handling, Inc.
   (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of
First Union Real Estate Investments    . In addition, he serves as a
Trustee of the Cleveland Clinic Foundation,    where he has also
been     a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (6   5    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association,
   Director of the Yale-New Haven Health Services Corp. (1998),     a
Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (5   5    ), Trustee, is Vice Chairman and Director of
FMR   .     Prior to May 31, 1990, he was a Director of FMR and
Executive Vice President of FMR (a position he held until March 31,
1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services
(1991-1992)   .     In addition, he serves as a Trustee of Boston
College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (6   4    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (6   9    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group
(strategic advisory services)   .     Mr. McDonough is a Director
of        York International Corp. (air conditioning and
refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working,
telecommunications, and electronic products)    from 1987-1996 and
Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (6   5    ), Trustee (1993), is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993),    Imation Corp. (imaging and information storage, 1997)    ,
and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
   *ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (6   9    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a
Director of        ConAgra, Inc. (agricultural products),
    Georgia Power Company (electric utility),        National Life
Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   BART A. GRENIER, (39), is Vice President of certain High-Income Bond Funds (1997). Mr. Grenier rejoined Fidelity in August 1997 from DDJ Capital Management, LLC, where he had served as Managing Director since April 1997. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst. Mr. Grenier served as a Director of High-Income Group Research and as Director of U.S. Equity Research from 1994 to March 1996. He later became Group Leader of the Income-Growth and Asset Allocation-Income Groups in 1996 and Assistant Equity Division Head in 1997.
   DAVID L. GLANCY (37), is Vice President of Fidelity Capital & Income Fund (1996). Prior to his current responsibilities, Mr. Glancy managed a variety of Fidelity funds.
   THOMAS T. SOVIERO (34), is Vice President of Fidelity High Income Fund (1996). Since 1994, Mr. Soviero has managed sub-portfolios of a variety of Fidelity funds. Prior to 1994, Mr. Soviero served as Director of High-Yield Research.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
   RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (5   1    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (5   2    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation
of each Trustee    and Member of the Advisory Board     of    each
fund for his or her services for the fiscal year ended April 30,
199   8    , or calendar year ended December 31, 199   7    , as
applicable.


COMPENSATION TABLE
Trustees                       Aggregate           Aggregate      Total
and                            Compensation        Compensation   Compensation
Members of the Advisory Board  from Capital &      from           from the
                               IncomeB,C,   D      High IncomeB   Fund Complex*,A

J. Gary Burkhead**             $ 0                 $ 0            $ 0

Ralph F. Cox                   $ 826               $ 896          $ 214,500

Phyllis Burke Davis            $ 826               $ 896          $ 210,000

Robert M. Gates***             $ 843               $ 912          $ 176,000

Edward C. Johnson 3d**         $ 0                 $ 0            $ 0

E. Bradley Jones               $ 826               $ 896          $ 211,500

Donald J. Kirk                 $ 826               $ 896          $ 211,500

Peter S. Lynch**               $ 0                 $ 0            $ 0

William O. McCoy****           $ 843               $ 912          $ 214,500

Gerald C. McDonough            $ 1031              $ 1118         $ 264,500

Marvin L. Mann                 $ 815               $ 884          $ 214,500

Robert C. Pozen**              $ 0                 $ 0            $ 0

Thomas R. Williams             $ 826               $ 896          $ 214,500


* Information is for the calendar year ended December 31, 199   7
for 23   0     funds in the complex.
** Interested Trustees of the funds    and Mr. Burkhead     are
compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees of    Fidelity
Summer Street Trust and Fidelity Fixed-Income Trust     effective
March 1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees    of Fidelity
Summer Street Trust and Fidelity Fixed-Income Trust     effective
January 1, 1997.
A  Compensation figures include cash, amounts required to be deferred,
and may include amounts deferred at the election of Trustees.    For
the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500;
E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B  Compensation figures include cash, and may include amounts required
to be deferred        and amounts deferred at the election of
Trustees.
C    The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $390; Phyllis Burke Davis, $390; Robert M. Gates, $393; E. Bradley Jones, $390; Donald J. Kirk, $390; William O. McCoy, $393; Gerald C. McDonough, $454; Marvin L. Mann, $390; and Thomas R. Williams, $390.
   D Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $326; Marvin L. Mann, $327; William O. McCoy, $103; and Thomas R. Williams, $326.
   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of April 30, 1998, the Trustees, Members of the Advisory Board,
and officers of each fund owned, in the aggregate,     less than 1% of
each fund's total outstanding shares.
MANAGEMENT CONTRACTS
   Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services. MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES (CAPITAL & INCOME). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT-RELATED EXPENSES (HIGH INCOME). Under the terms of its management contract with the fund, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the fund's securities lending program. FMR pays all other expenses of High Income with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, High Income pays FMR a monthly management fee at the annual rate of 0.80% of its average net assets throughout the month.
The management fee paid to FMR by High Income is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
For the services of FMR under the management contract, Capital & Income pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
   On January 1, 1996 and August 1, 1994, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets           Rate        Assets          Rate

 0 - $3 billion  .3700%       $ 0.5 billion  .3700%

 3 - 6           .3400         25            .2664

 6 - 9           .3100         50            .2188

 9 - 12          .2800         75            .1986

 12 - 15         .2500         100           .1869

 15 - 18         .2200         125           .1793

 18 - 21         .2000         150           .1736

 21 - 24         .1900         175           .1690

 24 - 30         .1800         200           .1652

 30 - 36         .1750         225           .1618

 36 - 42         .1700         250           .1587

 42 - 48         .1650         275           .1560

 48 - 66         .1600         300           .1536

 66 - 84         .1550         325           .1514

 84 - 120        .1500         350           .1494

 120 - 156       .1450         375           .1476

 156 - 192       .1400         400           .1459

 192 - 228       .1350         425           .1443

 228 - 264       .1300         450           .1427

 264 - 300       .1275         475           .1413

 300 - 336       .1250         500           .1399

 336 - 372       .1225         525           .1385

 372 - 408       .1200         550           .1372

 408 - 444       .1175

 444 - 480       .1150

 480 - 516       .1125

 Over 516        .1100

   T    he group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the
effective annual fee rate at $625 billion of group net assets     -
the approximate level for April 199   8     - was 0.13%, which is the
weighted average of the respective fee rates for each level of group
net assets up to $   625     billion.
The        individual fund fee rate    for Capital & Incom    e is
0.45%. Based on the average group net assets of the funds advised by
FMR for April 199   8    , the fund's annual management fee rate would
be calculated as follows:

                  Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

Capital & Income  0.13%           +    0.45%                     =    0.58%


   O    ne-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
   The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for High Income.
Fund              Fiscal Years Ended  Amount of         Management Fees
                  April 30            Credits Reducing  Paid to FMR
                                      Management Fees

Capital & Income  1998                --                $ 12,603,000

                  1997(dagger)        --                $ 13,271,000

                  1996                --                $ 16,273,000

High Income       1998                $ 66,000          $ 19,311,000*

                  1997                $ 60,000          $ 13,079,000*

                  1996                $ 68,000          $ 8,340,000*

* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
(dagger) On July 1, 1996, FMR reduced the individual fund fee rate paid by Capital & Income from 0.55% to 0.45%.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
SUB-ADVISERS. On behalf of Capital & Income and High Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of Capital & Income, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of Capital & Income, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
   No fees were paid to the sub-advisors by FMR on behalf of the funds for the past three fiscal years.
DISTRIBUTION AND SERVICE PLAN   S
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support
services. Currently, the Board of Trustees has        authorized such
payments for each fund.
   FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
   The Glass-Steagall Act generally prohibits federally and state
chartered or supervised banks from engaging in the     business of
underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
   Each fund has entered into a transfer agent agreement with
    FSC   , an affiliate of FMR. Under the terms of the agreements,
    FSC    performs transfer agency, dividend disbursing, and
shareholder services for each fund.
   For providing transfer agency services,     FSC    receives an
account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
   In addition,     FSC receives the pro rata portion of the transfer
agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate,
according to the percentage of the QSTP's o    r Freedom Fund's assets
that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to
   existing     shareholders, with the exception of proxy statements.
   Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
   For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services for Capital & Income are .0750% of the first $500 million of average net assets and .0375% for average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
   Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by Capital & Income to FSC for the past three fiscal years are shown in the table below.
Fund              1998       1997       1996

Capital & Income  $ 815,000  $ 826,000  $ 649,000

   For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
   For the fiscal years ended April 30, 1998, 1997, and 1996, Capital & Income paid securities lending fees of $17,000, $0, and $1,000, respectively.
   For High Income, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program under the terms of its management contract with the fund.
Each fund has entered into a distribution agreement with FDC,    an
affiliate of FMR organized as a     Massachusetts corporation on July
18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUSTS' ORGANIZATION. Fidelity Capital & Income Fund is a fund of Fidelity Summer Street Trust, an open-end management investment company organized as a Massachusetts business trust on March 23, 1977. In January 1981, the Declaration of Trust was amended to change the name of the trust from Fidelity Aggressive Income Fund to Fidelity High Income Fund. In December 1988, the trust's name was changed to Fidelity Summer Street Trust. Currently, there is only one fund in the trust: Fidelity Capital & Income Fund.
Fidelity High Income Fund is a fund of Fidelity Fixed-Income Trust, an open-end management investment company originally organized as a Massachusetts corporation on June 25, 1970. On September 5, 1984, the trust was reorganized as a Massachusetts business trust, at which time the name was changed from Fidelity Corporate Bond Fund, Inc. to Fidelity Corporate Bond Fund. On October 25, 1985, the trust's name was changed to Fidelity Flexible Bond Fund and on August 31, 1986, it was changed to Fidelity Fixed-Income Trust. Currently, there are five funds of the trust: Fidelity Investment Grade Bond Fund, Fidelity
Short-Term Bond Fund,    Sparta    n Government Income Fund, Fidelity
High Income Fund, and    Sparta    n Short-Intermediate Government
Fund.
The Declarations of Trust permit the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its
prospectus or statement     of additional information about another
fund.
   The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declarations of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust or fund may, as set forth in the Declarations of Trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust or fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, each trust or fund will continue indefinitely. Capital & Income may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts serves as each fund's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the
fiscal year ended April 30, 199   8    , and reports of the auditors,
are included in each fund's Annual Report, which are separate reports supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditors are incorporated herein by reference. For a free additional copy of a fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
   APPENDIX
   Spartan, Fidelity, and Fidelity Focus are registered trademarks of
FMR Corp.
   Quotron is a trademark of FMR Cor    p.
   The third party marks appearing above are the marks of their
respective owner    s.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) Financial Statements and Financial Highlights included in the Annual Report for Fidelity Capital & Income Fund for the fiscal year ended April 30, 1998 are incorporated herein by reference into the fund's Statement of Additional Information and were filed on June 18, 1998, for Fidelity Summer Street Trust (File No. 811-2737) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(b)  Exhibits:
1. Amended and Restated Declaration of Trust of Fidelity Summer Street Trust, dated April 14, 1994, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 48.
2. Bylaws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
3.  Not applicable.
4.  Not applicable.
5.  (a)   Management Contract, dated April 1, 1994, between Fidelity
Capital & Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 48.
(b) Sub-Advisory Agreement, dated April 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research Company (U.K.) Inc., on behalf of Fidelity Capital & Income Fund, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 48.
(c) Sub-Advisory Agreement, dated April 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research Company (Far East) Inc., on behalf of Fidelity Capital & Income Fund, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 48.
6.  (a)   General Distribution Agreement, dated April 1, 1987, between
Fidelity High Income Fund (currently known as Fidelity Capital & Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 50.
(b) Amendment, dated January 1, 1988, to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 50.
(c) Amendments to the General Distribution Agreement between the Registrant on behalf of Fidelity Capital & Income Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
7.  (a)   Retirement Plan for Non-Interested Person Trustees,
Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
    (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
8. (a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and the Registrant on behalf of Fidelity Capital & Income Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
(b) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant on behalf of Fidelity Capital & Income Fund is incorporated herein by reference to Exhibit 8(e) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
(c) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant on behalf of Fidelity Capital & Income Fund is incorporated herein by reference to Exhibit 8(f) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
(d) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant on behalf of Fidelity Capital & Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(e) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant on behalf of Fidelity Capital & Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(f) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant on behalf of Fidelity Capital & Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(g) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant on behalf of Fidelity Capital & Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(h) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant on behalf of Capital & Income Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(i) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant on behalf of Fidelity Capital & Income Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
9.   Not applicable.
10. Not applicable.
11. Consent of Coopers & Lybrand L.L.P. is filed herein as Exhibit 11.
12. Not applicable.
13. Not applicable.
14. (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
(j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
(k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
(l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
(m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
(n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
(o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
(p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
(q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
15. Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Capital & Income Fund is incorporated herein by reference to
Exhibit 15 of Post-Effective Amendment No. 54.
16.(a) A schedule for the computation of 30-day yields and total returns for Fidelity Capital & Income Fund is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 50.
     (b) A schedule for the computation of Adjusted NAVs for Fidelity Capital & Income Fund is incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 50.
17.      Financial Data Schedule is filed herein as Exhibit 27.
18.      Not Applicable.
Item 25. Persons Controlled by or under Common Control with Registrant The Board of Trustees of the Registrant is the same as the board of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
  Title of Class:  Shares of Beneficial Interest as of April 30, 1998
 Name of Series     Number of Record Holders
Fidelity Capital & Income Fund     116,169
Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and Director of FMR; President
                           and Chief Executive Officer of FMR Corp.; Chairman
                           of the Board and Director of FMR Corp., FIMM, FMR
                           U.K., and FMR FAR EAST; Chairman of the Executive
                           Committee of FMR; Director of Fidelity Investments
                           Japan Limited; President and Trustee of funds advised
                           by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR U.K., and FMR FAR EAST;
                           Previously, General Counsel, Managing Director, and
                           Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



Marta Amieva               Vice President of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy               Vice President of FMR and Treasurer of FMR, FIMM,
                           FMR U.K., and FMR FAR EAST.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Stephen G. Manning         Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                           FAR EAST; Treasurer of FMR Corp.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           U.K., and FMR FAR EAST; Secretary of FIMM.



Robert Gervis              Vice President of FMR.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant             Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR.



Bart A. Grenier            Vice President of High-Income Funds advised by
                           FMR;Vice President of FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Richard Hazelwood          Vice President of FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Curt Hollingsworth         Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR;  Director of FMR Corp.;
                           Associate Director and Senior Vice President of Equity
                           funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           U.K.



Robert A. Lawrence         Senior Vice President of FMR and Vice President of
                           Fidelity Real Estate High Income and Fidelity Real
                           Estate High income II funds advised by FMR; Associate
                           Director and Senior Vice President of Equity funds
                           advised by FMR; Previously, Vice President of High
                           Income funds advised by FMR.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Diane M. McLaughlin        Vice President of FMR.



Neal P. Miller             Vice President of FMR.



David L. Murphy            Vice President of FMR and of funds advised by FMR.



Scott A. Orr               Vice President of FMR and of funds advised by FMR.



Jacques Perold             Vice President of FMR.



Anne Punzak                Vice President of FMR.



Kevin A. Richardson        Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Mark S. Rzepczynski        Vice President of FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR U.K.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Cynthia L. Strauss         Vice President of FMR.



Thomas Sweeney             Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Director of FMR Corp.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.





(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years. Edward C. Johnson 3d Chairman of the Board and Director of FMR U.K.,
                      FMR, FMR Corp., FIMM, and FMR FAR EAST;
                      President and Chief Executive Officer of FMR Corp.; Chairman of the Executive Committee of FMR; Director of Fidelity Investments Japan Limited; President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice President
                      and Trustee of funds advised by FMR; President and Director of FIMM, FMR U.K., and FMR FAR EAST;
                      Previously, General Counsel, Managing Director, and
                      Senior Vice President of FMR Corp.



Brian Clancy          Treasurer of FMR U.K., FMR FAR EAST, FMR, and
                      FIMM and Vice President of FMR.



Stephen G. Manning    Assistant Treasurer of FMR U.K., FMR, FMR FAR
                      EAST, and FIMM; Treasurer of FMR Corp.



Francis V. Knox       Compliance Officer of FMR U.K.; Previously, Vice
                      President of FMR.



Jay Freedman          Clerk of FMR U.K., FMR FAR EAST, and FMR Corp.;
                      Assistant Clerk of FMR; Secretary of FIMM.



Sarah H. Zenoble      Senior Vice President and Director of Operations
                      andCompliance.



(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years. Edward C. Johnson 3d Chairman of the Board and Director of FMR
                      FAR EAST, FMR, FMR Corp., FIMM, and FMR
                      U.K.; Chairman of the Executive Committee of
                      FMR; President and Chief Executive Officer of FMR Corp.; Director of Fidelity Investments Japan Limited; President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice
                      President and Trustee of funds advised by FMR;
                      President and Director of FIMM, FMR U.K., and
                      FMR FAR EAST; Previously, General Counsel,
                      Managing Director, and Senior Vice President of
                      FMR Corp.



Robert H. Auld        Senior Vice President of FMR FAR EAST.



Brian Clancy          Treasurer of FMR FAR EAST, FMR U.K., FMR,
                      and FIMM and Vice President of FMR.



Jay Freedman          Clerk of FMR FAR EAST, FMR U.K., and FMR
                      Corp.; Assistant Clerk of FMR; Secretary of
                      FIMM.



Stephen G. Manning    Assistant Treasurer of FMR FAR EAST, FMR,
                      FMR U.K., and FIMM; Treasurer of FMR Corp.



Billy Wilder          Vice President of FMR FAR EAST; President
                      and Representative Director of Fidelity
                      Investments Japan Limited.




Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal  Positions and Offices  Positions and Offices

Business Address*   With Underwriter       With Registrant

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the fund's custodian The Bank of New York, 110 Washington Street, New York, N.Y.
Item 31. Management Services
  Not applicable.
Item 32. Undertakings
The Registrant, on behalf of Fidelity Capital & Income Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 55 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 18th day of June 1998.
      FIDELITY SUMMER STREET TRUST
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)  (Title)  (Date)


/s/Edward C. Johnson 3d  (dagger)    President and Trustee          June 18, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      June 18, 1998

Richard A. Silver



/s/Robert C. Pozen                   Trustee                        June 18, 1998

Robert C. Pozen



/s/Ralph F. Cox                   *  Trustee                        June 18, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *      Trustee                        June 18, 1998

Phyllis Burke Davis



/s/Robert M. Gates             **    Trustee                        June 18, 1998

Robert M. Gates



/s/E. Bradley Jones             *    Trustee                        June 18, 1998

E. Bradley Jones



/s/Donald J. Kirk                 *  Trustee                        June 18, 1998

Donald J. Kirk



/s/Peter S. Lynch                 *  Trustee                        June 18, 1998

Peter S. Lynch



/s/Marvin L. Mann              *     Trustee                        June 18, 1998

Marvin L. Mann



/s/William O. McCoy          *       Trustee                        June 18, 1998

William O. McCoy



/s/Gerald C. McDonough    *          Trustee                        June 18, 1998

Gerald C. McDonough



/s/Thomas R. Williams        *       Trustee                        June 18, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates